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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   December 18, 1996


                          FPA MEDICAL MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                0-24276               33-0604264
  (State or other juris-         (Commission File      (IRS Employer
  diction of incorporation)      Number)               Identification No.)


3636 Nobel Drive, Suite 200, San Diego, California              92122
(Address of principal executive offices)                      (Zip Code)


(Registrant's telephone number, including area code):       (619) 453-1000


     2878 Camino del Rio South, Suite 301, San Diego, California 92108-3846
          (Former name or former address, if changed since last report)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

            Exhibit 1.1 Purchase Agreement dated December 13, 1996 by and among the Registrant and the Initial Purchasers

            Exhibit 4.1 Indenture dated as of December 18, 1996 by and between the Registrant and the Trustee

            Exhibit 4.2 Registration Rights Agreement dated December 13,
                        1996 by and among the Registrant and the Initial Purchasers

            Exhibit 4.4 Form of Rule 144A Restricted Global Debenture

            Exhibit 4.5 Form of Regulation S Global Debenture



ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

            Pursuant to a purchase agreement (the "Purchase Agreement") dated December 13, 1996 between the Registrant and Smith Barney Inc., Bear, Stearns & Co. Inc., Lehman Brothers Inc., Oppenheimer & Co., Inc. and Needham & Company, Inc. (the "Initial Purchasers"), on December 18, 1996, the Registrant sold $75,000,000 aggregate principal amount of its 6 1/2% Convertible Subordinated Debentures due 2001 (the "Debentures") to the Initial Purchasers at an initial offering price of 100% of the principal amount thereof, less 2.5% in discounts and commissions. The Debentures were offered and sold to the Initial Purchasers in reliance on an exemption from registration under the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) under the Act.

            The Initial Purchasers advised the Registrant that the Debentures were resold at 100% of the principal amount thereof (i) to "qualified institutional buyers" in reliance on Rule 144A under the Act and (ii) outside the United States to certain persons in reliance on Regulation S under the Act. The Initial Purchasers advised the Registrant that $500,000 aggregate principal amount of Debentures were sold outside the United States to certain persons in reliance on Regulation S under the Act.

            In connection with sales of the Debentures outside the United States, each Initial Purchaser of the Debentures has agreed that, except for the sales described above, it will offer and sell the Debentures (i) as part of such Initial Purchaser's distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Debentures and the last closing date with respect to the Debentures only in accordance with Rule 903 of Regulation S, and that, at or prior to confirmation of the sale of Debentures to non-U.S. persons


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(as defined in Regulation S) other than a sale pursuant to Rule 144A, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Debentures from such Initial Purchaser during such period a confirmation or other notice setting forth the restrictions on offers and sales of the Debentures within the United States or to, or for the account or benefit of, U.S. persons.

            The Debentures were issued under an Indenture, dated as of December 18, 1996 (the "Indenture"), between the Registrant and First Union National Bank, as Trustee. The Debentures are convertible at the option of the holder thereof into shares of the Registrant's common stock, par value $.002 per share (the "Common Stock"), at any time after the 60th day following December 18, 1996, subject to prior redemption, at a fixed conversion price per share equal to $25.95, subject to adjustment in certain circumstances.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      FPA MEDICAL MANAGEMENT, INC.
                                             (Registrant)



Dated:  January 2, 1997               By: /s/ JAMES A. LEBOVITZ
                                         _______________________________________
                                          James A. Lebovitz
                                          Senior Vice President, General
                                          Counsel and Secretary


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                                  EXHIBIT INDEX




Exhibit No.                        Exhibit                 Page Number
-----------                        -------                 -----------

1.1                     Purchase Agreement dated
                        December 13, 1996 by and
                        among the Registrant and
                        the Initial Purchasers

4.1                     Indenture dated as of
                        December 18, 1996 by and
                        between the Registrant
                        and the Trustee

4.2                     Registration Rights Agreement
                        dated December 13, 1996 by and
                        among the Registrant and the
                        Initial Purchasers

4.4                     Form of Rule 144A Restricted
                        Global Debenture

4.5                     Form of Regulation S Global
                        Debenture


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